UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K


                                 Current Report
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (date of earliest event reported): October 3, 2005


                              GPS INDUSTRIES, INC.
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               (Exact Name of Registrant as Specified in Charter)


                                     Nevada
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                            (State of Incorporation)


              000-30104                                  98-0347325
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      (Commission File Number)              (I.R.S. Employer Identification No.)


 #215, 5500 - 152nd Street, Surrey, BC Canada                  V3S 5J9
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  (Address of Principal Executive Offices)                   (Zip Code)


                                 (604) 576-7442
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

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ITEM 5.02         DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS

         Effective October 3, 2005, George Dorin resigned as Chief Financial Officer of Registrant.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated this 7th day of October, 2005.


                                     By:   /s/ Robert C. Silzer, Sr.
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                                           Robert C. Silzer, Sr.
                                           President and Chief Executive Officer